Financial risks	12 Months Ended
Dec. 31, 2019
Financial Risk Management [Abstract]
Financial risks [Text Block]

29. Financial risks

The Company's activities expose it to a variety of financial risks: market risks (including interest rate risk, foreign currency risk and other price risk), credit risk and liquidity risk. The Company's overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company's performance.

Risk management is carried out under policies approved by the Board of Directors. The Board of Directors provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, the use of derivative financial instruments and non-derivative financial instruments, and investment in excess liquidities.

(a) Market risks

(i) Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate as a result of changes in market interest rates.

The Company's interest rate risk on financial assets is primarily related to cash, which bear interest at variable rates. However, as these investments come to maturity within a short period of time, the impact would likely be not significant. Short-term investments and other financial assets are not exposed to interest rate risk because they are mostly non-interest bearing or bear interest at fixed rates, except for derivative financial instruments (warrants). Short-term investments bearing interest at variable rates are not significant, and therefore, a 0.5% increase (decrease) in interest rates would have resulted in an immaterial impact on net earnings for 2019 and 2018.

Financial liabilities are not exposed to interest rate risk because they are non-interest bearing or bear a fixed interest rate, except for the revolving credit facility which bears a variable interest rate. An increase (decrease) of 0.5% in the interest rates would have resulted in an insignificant variation of the net loss in 2019 and 2018. The Company does not use derivatives to mitigate its exposure to interest rate risk.

(ii) Foreign exchange risk

The Company is exposed to foreign exchange risk arising from currency volatility, primarily with respect to the US dollar. The Company holds balances in cash denominated in U.S. dollars and can draw on its credit facility in U.S. dollars and is therefore exposed to gains or losses on foreign exchange.

As at December 31, 2019 and 2018, the balances in U.S. dollars held by entities having the Canadian dollar as their functional currency were as follows:

	December 31,
	2019	2018
	$	$

Cash and cash equivalents	46,267	38,677
Amounts receivable	-	1,011
Other assets	567	641
Accounts payable and accrued liabilities	(86)	(22)
Revolving credit facility	(15,000)	-
Net exposure, in US dollars	31,748	40,307
Equivalent in Canadian dollars	41,234	54,987

Based on the balances as at December 31, 2019, a 5% fluctuation in the exchange rates on that date (with all other variables being constant) would have resulted in a variation of net earnings of approximately $1.3 million in 2019 ($2.1 million in 2018).

(iii) Other price risk

The Company is exposed to equity price risk as a result of holding long-term investments in other exploration and development mining companies. The equity prices of long-term investments are impacted by various underlying factors including commodity prices. Based on the Company's long-term investments held as at December 31, 2019, a 10% increase (decrease) in the equity prices of these investments would increase (decrease) the net loss by $0.4 million and the other comprehensive loss by $5.7 million for the year ended December 31, 2019. Based on the Company's long-term investments held as at December 31, 2018, a 10% increase (decrease) in the equity prices of these investments would have decreased (increased) the net loss by $0.5 million and would have increased (decreased) the other comprehensive loss by $9.0 million for the year ended December 31, 2018.

(b) Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash, short-term investments, amounts receivable, notes receivable, other financing facilities receivable and reclamation deposits. The Company reduces its credit risk by investing its cash in high interest savings accounts with Canadian and U.S. recognized financial institutions and its reclamation deposits in guaranteed investments certificates issued by Canadian chartered banks. In the case of amounts receivable, notes receivable and other financing facilities, the Company performs either a credit analysis or ensures that is has sufficient guaranties in case of a non-payment by the third party to cover the net book value of the note. In some cases, the loans receivable could be applied against stream deposits due by the Company or converted into a royalty if the third party is not able to reimburse its loan.

The maximum credit exposure of the Company corresponds to the respective instrument's carrying amount.

(c) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet the obligations associated with its financial liabilities. The Company manages the liquidity risk by continuously monitoring actual and projected cash flows, taking into account the requirements related to its investment commitments, mining properties and exploration and evaluation assets and matching the maturity profile of financial assets and liabilities. The Board of Directors reviews and approves any material transaction out of the ordinary course of business, including proposals on mergers, acquisitions or other major investment or divestitures. The Company also manages liquidity risk through the management of its capital structure and financial leverage as outlined in Note 22. As at December 31, 2019, cash is invested in high interest savings accounts held with Canadian and U.S. recognized financial institutions.

As at December 31, 2019, all financial liabilities to be settled in cash or by the transfer of other financial assets mature within 90 days, except for the convertible debentures, the revolving credit facility and the lease liabilities, which are described below:

	As at December 31, 2019
	Amount payable		Estimated annual payments
	at maturity	Maturity	2020	2021	2022	2023	2024	2025-2029
	$		$	$	$	$	$

Conv. debenture (2016)	50,000	February 12, 2021	2,005	50,236	-	-	-	-
Conv. debentures (2018)	300,000	December 31, 2022	12,000	12,000	312,000	-	-	-
Lease liabilities	10,126	December 31, 2029	1,256	1,256	1,256	1,261	1,284	6,422
Revolving credit facility(i)	19,482	November 14, 2023	2,630	2,630	2,630	21,773	-	-
	379,608		17,891	66,122	315,886	23,034	1,284	6,422

(i) The interest payable is based on the actual interest rate as at December 31, 2019.